UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2006
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12750 High Bluff Drive, Suite 310, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 509-3670

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure
     Kenneth M. Cohen, President and Chief Executive Officer of Somaxon Pharmaceuticals, Inc., presented the information attached as Exhibit 99.1 to this report on June 14, 2006 at the Pacific Growth Equities 2006 Life Sciences Growth Conference at the InterContinental Mark Hopkins Hotel, San Francisco. A transcript of this presentation is attached as Exhibit 99.2 to this report.
     The information in this Current Report on Form 8-K, including the slides and transcript attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
     By filing this Current Report on Form 8-K and furnishing this information, Somaxon makes no admission as to the materiality of any information in this report. The information contained in the slides and transcript is summary information that is intended to be considered in the context of Somaxon’s filings with the SEC and other public announcements that Somaxon makes, by press release or otherwise, from time to time. Somaxon undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     Somaxon cautions you that statements included in the slides and transcript attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Somaxon that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Somaxon’s business, including, without limitation: the potential for SILENOR™ to receive regulatory approval for one or more indications on a timely basis or at all; other difficulties or delays in development, testing, manufacturing and marketing of and obtaining regulatory approval for SILENOR™ or Somaxon’s other product candidates; the results of pending clinical trials for SILENOR™ or Somaxon’s other product candidates; unexpected adverse side effects or inadequate therapeutic efficacy of SILENOR™ or Somaxon’s other products that could delay or prevent regulatory approval or commercialization, or that could result in recalls or product liability claims; the scope and validity of patent protection for SILENOR™ and Somaxon’s other product candidates; the market potential for insomnia and other target markets, and Somaxon’s ability to compete; the potential to attract a strategic partner and the terms of any related transaction; Somaxon’s ability to raise sufficient capital; and other risks detailed in Somaxon’s Annual Report on Form 10-K, filed with the SEC on March 22, 2006, Somaxon’s Quarterly Report on Form 10-Q, filed with the SEC on May 11, 2006, and other periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Somaxon undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No	Description
99.1	Pacific Growth Equities 2006 Life Sciences Growth Conference – Presentation Slides– dated June 14, 2006.

99.2	Pacific Growth Equities 2006 Life Sciences Growth Conference – Presentation Transcript – dated June 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.

Date: June 16, 2006
	By:	/s/ Meg M. McGilley

	Name:	Meg M. McGilley
	Title:	Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pacific Growth Equities 2006 Life Sciences Growth Conference – Presentation Slides– dated June 14, 2006.

99.2	Pacific Growth Equities 2006 Life Sciences Growth Conference – Presentation Transcript – dated June 14, 2006.